Subsequent Events	9 Months Ended
Sep. 30, 2021
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
On October 1, 2021, the Company launched the Share Incentive Plan (SIP) and Employee Share Purchase Plan (ESPP), through which employees can purchase shares at a discounted price. 340,053 ordinary shares are currently available for future issuance under our Employee Stock Purchase Plan, or ESPP.
On November 3, 2021, we announced that we will be conducting a phase II clinical trial to assess the safety and tolerability of COMP360 psilocybin therapy in post-traumatic stress disorder (PTSD). The study expands COMPASS’s research pipeline in COMP360 psilocybin therapy. It is a multicenter, fixed-dose open label study and will enroll 20 participants; it will begin at The Institute of Psychiatry, Psychology & Neuroscience (IoPPN) at King’s College London.
On November 9, 2021, we announced positive topline results from our Phase IIb clinical trial evaluating COMP360 in conjunction with psychological support for the treatment of treatment-resistant depression. This is the largest, randomised, controlled, double-blind psilocybin therapy clinical trial ever completed. The topline results from the 233-participant trial showed a rapid and sustained response for patients receiving a single dose of COMP360 psilocybin with psychological support. The trial achieved its primary endpoint for the highest dose, with a 25mg dose of COMP360 demonstrating a statistically significant (p<0.001) and clinically relevant reduction in depressive symptom severity after three weeks.